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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                    FORM 8-K



                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of report (Date of earliest event reported)       December 10, 2001
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                                  Quantech Ltd.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
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                 (State of Other Jurisdiction of Incorporation)


            0-19957                                     41-1709417
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    (Commission File Number)              (I.R.S. Employer Identification No.)


          815 Northwest Parkway, #100
          Eagan, Minnesota                                           55121
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    (Address of Principal Executive Offices)                     (Zip Code)


                                 (651) 647-6370
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events.

         On December 10, 2001, the Registrant filed a press release updating its current financing and cash position, and on December 13, 2001, the Registrant filed a press release announcing the formation of a subsidiary to commercialize the Registrant's "FasTraQ(TM)-ER" Patient Treatment Information System. The text of such press releases are set forth in Exhibits 99.1 and 99.2, respectively, filed herewith.


Item 7.           Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired:

                  Not Applicable

         (b)  Pro forma financial information:

                  Not Applicable

         (c)  Exhibits:

                  See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               QUANTECH LTD.


Date:  December 13, 2001                       By    /s/ Thomas Witty
                                                  -----------------------------
                                                     Thomas Witty
                                                     Executive VP - R & D




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                                  EXHIBIT INDEX



Exhibit No.                Description

   99.1 Press Release dated December 10, 2001 relating to financing and cash position update

   99.2 Press Release dated December 13, 2001 relating to formation of new subsidiary